Exhibit 10.4

December 4, 2017

United States Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re: NXChain Inc.

We have read the statement included under Item 4.01 and 4.02 of the Form 8-K of NXChain Inc., regarding the change in registrant's certifying accountants. We agree with such statements made regarding our firm. We have no basis to agree to disagree with other statements under Item 4.01.

Yours truly,

Rosenberg Rich Baker Berman & Company

AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS    ●    CENTER FOR AUDIT QUALITY    ●    PRIVATE COMPANIES PRACTICE SECTION    ●    PRIME GLOBAL    ●    REGISTERED WITH THE PUBLIC COMPANY ACCOUNTING OVERSIGHT BOARD